SCHEDULE 14A{PRIVATE }
                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                             (Amendment No.     )
                                            ----

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-
     6(e)(2)
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to  Section240.14a-11(c) or  Section240.14a-
12

                 First Commerce Bancshares, Inc.
------------------------------------------------

               (Name of Registrant as Specified in its Charter)


                  (Name of Person(s) Filing Proxy Statement
                        if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
[X]  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.
      1)  Title of each class of securities to which transaction applies:
      2)  Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      4)  Proposed maximum aggregate value of transaction:
[ ]  Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)  Amount Previously Paid:
      2)  Form, Schedule or Registration No.:
      3)  Filing Party:
      4)  Date Filed:

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 16, 1996


   NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Shareholders of First Commerce Bancshares, Inc., a Nebraska corporation ("the Company"), will be held at the Country Club of Lincoln, 3200 South 24, Lincoln, Nebraska, on Tuesday, April 16, 1996, at 4:00 p.m. for the following purposes:

  1. To elect three Class II directors of the Company, each to serve for a term of three years.

  2. To transact such other business as may properly come before the meeting or any adjournment thereof.

   Holders of Class A and Class B Common Stock of record at the close of business on February 29, 1996, will be entitled to notice of the meeting; however, only holders of Class A Common Stock will be entitled to vote.

   The Board of Directors of the Company has authorized the solicitation of proxies by and on behalf of the Board of Directors. Information regarding the matters to be acted upon at the meeting is contained in the accompanying Proxy Statement.

   Unless you specify otherwise, the proxies will be voted for each of the proposals set forth above.

                                       3
                                    By Order of the Board of Directors


                                    James Stuart, Jr.
                                    Chairman and Chief Executive Officer

Lincoln, Nebraska
March 15, 1996

A copy of the audited Annual Report of the Company for the year ended December 31, 1995, is enclosed. Such report is not incorporated in the Proxy Statement and is not deemed a part of the proxy soliciting material.

Please sign and date the enclosed proxy and return it promptly in the enclosed envelope if you do not expect to be personally present and if you wish your stock to be voted. You may revoke your proxy for any reason at any time before it is voted.

                         FIRST COMMERCE BANCSHARES, INC.
                                    NBC CENTER
                             LINCOLN, NEBRASKA  68501

   PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 16,
                                       1996


  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Commerce Bancshares, Inc. ("the Company") for use at the Annual Meeting of Shareholders of the Company to be held April 16, 1996, or at any adjournments of said meeting. The enclosed form of proxy, if executed, may nevertheless be revoked at any time insofar as it has not been exercised. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting in accordance with any directions noted thereon; or if no direction is indicated, it will be voted in favor of the proposals set forth in the notice attached hereto.

  The Company will bear the cost of solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation materials to beneficial owners of stock. In addition to the use of mails, proxies may be solicited by personal interview, by telegram or by telephone. Copies of the Proxy Statement and proxy form will be first provided to shareholders on March 15, 1996.

                         VOTING SECURITIES OUTSTANDING

  As of February 29, 1996, the Company has outstanding 2,606,336 shares of Class A Common Stock. Each share of Class A Common Stock is entitled to one vote. Only holders of Class A Common Stock of record on February 29, 1996 will be entitled to vote at the Annual Meeting of Shareholders. A holder of Class A Common Stock is entitled to cumulate his or her votes in the election of directors and may give one or more candidates as many votes as the number of directors to be elected multiplied by the total number of shares owned by such shareholder. Under Nebraska law, there are no conditions precedent to the exercise of cumulative voting rights. On all other matters which may come before the meeting, each holder of Class A Common Stock will be entitled to one vote for each share owned.

  Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

PRINCIPAL SHAREHOLDERS

  James Stuart and members of his family (and partnerships and corporations owned or controlled by the Stuart Family) have filed a Schedule 13-D with the Securities and Exchange Commission ("the Commission") indicating that the Stuart Family may be a "group" as that term is defined by the Exchange Act and the regulations promulgated by the Commission pursuant thereto. A table showing the names of the persons and entities included within the group identified in this Proxy Statement as the "Stuart Family" and showing the number of shares of the Company owned of record on February 29, 1996 by each member of the group is set forth on Exhibit A to this Proxy Statement. As of February 29, 1996, the Stuart

                                       2
Family owned a total of 1,553,166 shares, or 59.6% of the Company's shares of Class A Common Stock entitled to vote at the Annual Meeting.

  No other person is known by the Company to own of record or beneficially as much as 5% of the Common Stock of the Company.

                       1.  ELECTION OF CLASS II DIRECTORS

  The Board of Directors of the Company is divided into three classes, designated Class I, Class II and Class III, serving staggered three year terms. The Company's Articles of Incorporation require that such classes be as nearly equal in number of directors as possible. The terms of the Company's three current Class II Directors, David T. Calhoun, John C. Osborne, and Scott Stuart, expire at the Annual Meeting.

  At the Annual Meeting, three Class II Directors are to be elected to serve three year terms ending in 1999 or until their respective successors are elected and qualified or their earlier death, resignation, or removal. Each of the three nominees presently serves as a Class II Director.

  The Board of Directors recommends that Stockholders vote "FOR" the Company's nominees as Class II Directors.

  Set forth below is information concerning the principal occupation or employment of each nominee for election as a Class II Director for the past five years, and the year each was first elected as a Director; similar information is included for all other members of the Board of Directors who will continue in office. The Company was organized in 1985 and acquired a controlling stock interest in Commerce Group, Inc., in 1985. Directors shown below to have been elected prior to 1985 were Directors of Commerce Group, Inc., prior to the organization of the Company.

                            NOMINEES FOR ELECTION AS
                               CLASS II DIRECTORS

                             TERM EXPIRING IN 1999

  DAVID T. CALHOUN, Age 57. Mr. Calhoun has served as a Director of the Company since April of 1993. Mr. Calhoun is Chairman and Chief Executive Officer of Jacob North Printing Company, a commercial printing firm in Lincoln, Nebraska.

  JOHN C. OSBORNE, Age 56. Mr. Osborne has served as a Director of the Company since April of 1990. Mr. Osborne is the owner and President of Industrial Irrigation Services, Hastings, Nebraska, a wholesaler of engines for industrial and irrigation applications.

  SCOTT STUART, Age 49 Scott Stuart has served as a Director of the Company since 1978. Mr. Stuart is the Managing Partner of KJS Partnership which operates outdoor advertising businesses in Lincoln and Omaha, Nebraska, and Springfield, Illinois.

                         INCUMBENT CLASS III DIRECTORS

                             TERM EXPIRING IN 1997

  CONNIE LAPASEOTES, Age 59. Mr. Lapaseotes has served as a Director of the Company since April of 1994. Mr. Lapaseotes serves as a General Partner in Lapaseotes Limited, Bridgeport, Nebraska. He is engaged in cattle feeding, ranching and farming.
                                       4

  KENNETH W. STAAB, Age 54. Mr. Staab has served as a Director of the Company since April of 1994. Mr. Staab is a franchisee of Pizza Hut and Wendy's Restaurants in Nebraska, a business he operates from offices in Grand Island, Nebraska.

  JAMES STUART, Age 78. Mr. Stuart has served as a Director of the Company since 1973. Mr. Stuart is the Chairman of the Board of Stuart Management Company, a company engaged in the management of outdoor advertising companies in Nebraska and Illinois.

  JAMES STUART, JR., Age 53. Mr. Stuart has served as a Director of the Company since 1975. Mr. Stuart has served as Chairman of the Board and Chief Executive Officer of the Company since January of 1988. Prior to that time he had served as President and Chief Executive Officer of the Company since May of 1985. Mr. Stuart also serves as Chairman and Chief Executive Officer of National Bank of Commerce Trust and Savings Association, Lincoln, Nebraska, a subsidiary of the Company, and as a Director of each of the Company's other subsidiary banks, except for the First National Bank of West Point, Nebraska.

                          INCUMBENT CLASS I DIRECTORS

                             TERM EXPIRING IN 1998

  JOHN G. LOWE, III, Age 64. Mr. Lowe has served as a Director of the Company since April of 1992. Mr. Lowe is the owner of Lowe Investment Co., an investment firm in Kearney, Nebraska.


                                       5
  RICHARD C. SCHMOKER, Age 55. Mr. Schmoker has served as a Director of the Company since 1977. Mr. Schmoker is an attorney and a partner with the firm of Faegre & Benson, Minneapolis, Minnesota.


   The following table sets forth information concerning the number of shares of Class A and Class B Common Stock of the Company beneficially owned as of February 29, 1996 by each director, nominee and certain executive officers, individually, and by all directors and executive officers of the Company as a group:




















                                       6
                            Number of             Number
Name and Address            Class A    Percent of Class B    Percent of
of Beneficial Owner         Shares (1) Class (2)  Shares(1)  Class (3)
-------------------         -------------------------------  -----------


Stuart L. Bartruff             300 (6)   *          1,700 (6)    *
Lincoln, Nebraska

David T. Calhoun             1,122 (7)   *         13,725 (7)     .1%
Lincoln, Nebraska

Mark Hansen                      0       *          1,200 (8)    *
Lincoln, Nebraska

Brad Korell                     84       *          1,658        *
Lincoln, Nebraska

Connie Lapaseotes            1,000       *         31,654         .3%
Bridgeport, Nebraska

John G. Lowe, III              346       *          1,784        *
Kearney, Nebraska

John C. Osborne                932 (5)   *          5,188 (5)    *
Hastings, Nebraska


                            Number of              Number
Name and Address            Class A    Percent of  Class B   Percent of
of Beneficial Owner         Shares (1) Class (2)  Shares(1)  Class (3)
-------------------         -------------------------------  -----------


Richard C. Schmoker      1,554,057 (4)   59.6%  6,282,672 (4)   57.3%
Minneapolis, Minnesota

Kenneth W. Staab               400       *            400        *
Grand Island, Nebraska

James Stuart             1,554,057 (4)   59.6%  6,282,672 (4)   57.3%
Lincoln, Nebraska

James Stuart, Jr.        1,554,057 (4)   59.6%  6,282,672 (4)   57.3%
Lincoln, Nebraska

Scott Stuart             1,554,057 (4)   59.6%  6,282,672 (4)   57.3%
Lincoln, Nebraska

All Executive Officers and 1,558,241     59.8%  6,339,981       57.8%
Directors (12 persons)

[FN]













                                                                 2
*Less than one percent.

(1)Unless otherwise noted, all shares were held with sole investment and voting power.

(2)Based upon the 2,606,336 shares issued and outstanding and entitled to vote at the meeting.

(3)Based upon 10,963,348 shares of Class B Common Stock issued and outstanding.

(4)Includes 1,554,057 shares of Class A Common Stock and 6,282,672 shares of Class B Common Stock owned by the Stuart Family. (See Exhibit A)

(5)Includes 675 shares of Class A Common Stock and 4,350 shares of Class B Common Stock owned by Industrial Irrigation Services, as to which shares Mr. Osborne shares in the investment and/or voting power.

(6)Includes 100 shares of Class A Common Stock and 400 shares of Class B Common Stock owned by Stuart Bartruff, Custodian Tyler James S. Bartruff and 100 shares of Class A Common Stock and 400 shares of Class B Common Stock owned by Stuart Bartruff, Custodian Blaine Bartruff, as to which shares Mr. Bartruff shares in the investment and/or voting power.

(7)Includes 9,176 shares of Class B Common Stock owned by Leeco, Inc., as to which Mr. Calhoun shares in the investment and/or voting power.

(8)Includes 100 shares of Class B Common Stock owned by Mark Hansen, Custodian Brian L. Hansen, 100 shares of Class B Common Stock owned by Mark Hansen Custodian Catherine A. Hansen, and 1,000 shares of Class B. Common Stock owned by Laurie A. Hansen, as to which Mr. Hansen shares in the investment and/or voting power.

(9)All information is as of February 29, 1996.

   James Stuart, Jr. and Scott Stuart are the sons of James Stuart; Richard C. Schmoker is the son-in-law of James Stuart.

Committees and Meetings
-----------------------


   The Board of Directors of the Company has four committees - the Audit Committee, the Venture Capital Committee, the Compensation Committee, and the Loan Committee. The Audit Committee, which held 11 meetings in 1995, consists of four members, namely, Mr. Eihusen (retired in April 1995), Mr. Osborne, Mr. Staab, and Mr. Scott Stuart (ex officio/non voting). The Venture Capital Committee, which held one meeting in 1995, consists of Mr. James Stuart, Jr., Mr. Scott Stuart, and Mr. Calhoun. The Compensation Committee, which held two meetings in 1995, consists of three members, namely Mr. James Stuart, Sr., Mr. Schmoker, and Mr. Scott Stuart. The Loan Committee, which held 20 meetings in 1995 consists of four members, namely, Mr. James Stuart, Sr., Mr. James Stuart, Jr., Mr. Scott Stuart, and Mr. Schmoker.

   The function of the Audit Committee is to give additional assurance regarding the integrity of financial information used by the Board in making decisions and
the integrity of financial information distributed to outsiders.      The Audit
Committee reviews the audit plan with the independent auditors, including the fees, reviews the annual report and results of the examination, reviews the internal audit function, assists in the selection of independent auditors, and provides a communication link between the auditors and the Board of Directors.

   The purpose of the Venture Capital Committee is to review venture capital proposals and make recommendations to the Board of Directors.



                                       2
   The Compensation Committee recommends salary levels for the executive officers of the Company.

   The Loan Committee serves as an oversight and approval authority for all FCB banks in the granting of credit for loans with an allocation exceeding $7,000,000. The Committee serves to review loans that represent the greatest exposure to the Company in terms of dollar volume.

The Board of Directors of the Company held twelve meetings in 1995. No director was absent from more than twenty-five percent of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees on which he served.


Compliance with Section 16(a) of the Exchange Act
-------------------------------------------------


   Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers, directors and greater than 10% shareholders ("Reporting Persons") to file certain reports ("Section 16 Reports") with respect to beneficial ownership of the Company's equity securities. Based solely on its review of the Section 16 Reports furnished to the Company by its Reporting Persons and, where applicable, any written representations by any of them that no Form 5 was required, all Section 16(a) filing requirements applicable to the Company's Reporting Persons during and with respect to 1995 have been complied with on a timely basis.


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

                                       3
Summary of Cash and Certain Other Compensation
----------------------------------------------


   The following table provides certain summary information concerning compensation paid or accrued by the Company and its subsidiaries, to or on behalf of the Company's chief executive officer and each of the three other most highly compensated executive officers of the Company whose compensation exceeded $100,000 (determined as of the end of the last fiscal year) for the fiscal years ended December 31, 1993, 1994 and 1995:

                           SUMMARY COMPENSATION TABLE

                                                        All Other
                          Annual Compensation         Compensation(1)
                  ----------------------------------- ------------

     Name and
Principal Position            Year        Salary      Bonus
------------------            ----        ------      -----


James Stuart, Jr.
  [S]            [C]        [C]         [C]             [C]
  Chairman and   1995       $300,000    $100,000        $34,548
  Chief Executive1994        275,000     100,000         33,914
  Officer        1993        235,000     115,000         38,317

                                                        All Other
                          Annual Compensation         Compensation(1)
                  ----------------------------------- ------------

     Name and
Principal Position            Year        Salary      Bonus
------------------            ----        ------      -----
Brad Korell
  [S]            [C]        [C]          [C]            [C]
  President,     1995       $185,000     $57,406(2)     $26,623
  National Bank  1994        170,000      60,406(2)      22,008
  of Commerce    1993        150,000      55,406(2)      26,163
  Trust & Savings
  Association

Stuart L. Bartruff
  Exec Vice Presi-
  dent and       1995        125,000      34,294(2)      14,357
  Secretary      1994        100,000      34,294(2)      29,391(3)
                 1993         72,000      37,294(2)      11,586


Mark Hansen
Sr. Vice Pres    1995       125,000      34,731(2)      17,904
and Sr. Lending  1994       100,000      34,731(2)      12,127
Officer, National1993        78,500      36,231(2)      13,549
Bank of Commerce
[FN]
   (1)These amounts reported for 1995, 1994, and 1993, respectively, include contributions to the Company's (i) Defined Contribution Pension Plan - Mr. Stuart, Jr., $7,950, $7,950, and $4,738; Mr. Korell, $7,950, $7,950, and
   $3,063; Mr. Bartruff, $6,575, $4,902, and $3,660; Mr. Hansen $6,575, $4,902,
   and $4,017; (ii) Profit Sharing and Thrift Plan - Mr. Stuart, Jr., $9,588, 10,740, and $16,268; Mr. Korell, $13,958, $11,758, and $17,943; Mr.
   Bartruff, $7,782, $6,598, and $7,811; Mr. Hansen, $11,329, $7,225, and
   $9,401; and (iii) Supplemental Executive Retirement Plan - Mr. Stuart, Jr., $17,010, $15,224, and $17,311; Mr. Korell, $4,715, $2,300, and $5,157; Mr.
   Bartruff,  $-0-, $-0-, and $115; Mr. Hansen $-0-, $-0-, and $131.

(2)These amounts include the Company's contribution to a Deferred Compensation Plan for the individual named.

(3)Includes club dues and initiation fee of $17,891.

                         COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

   The following report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

   The Compensation Committee of the Company, and also the Compensation Committee of the Company's Subsidiary Bank, National Bank of Commerce Trust and Savings Association, is comprised of three members, James Stuart, Sr., Richard Schmoker, and Scott Stuart. Each member of the Compensation Committee is a non-employee director, and each is a significant shareholder of the Company. Decisions on the compensation of the Company's executives (including executives of the Company's Subsidiary Bank) are based on recommendations of the Compensation Committee and are reviewed and approved by the full Board.

   The Compensation Committee's executive compensation policies are designed to provide competitive compensation levels for the Company's chief executive officer and other highly compensated officers of the Company and its Subsidiary Bank. Significant consideration is given to the following criteria in determining appropriate levels of compensation:

   Earnings and growth performance of the Company, both short and long term, as compared to peer group and industry averages.
   Comparability of compensation packages with companies of similar size and complexity.
   General skill level and leadership ability of officers.
   Longevity, loyalty, integrity, commitment to excellence and long term success of the Company.

   At present, the executive compensation program is comprised of salary, annual cash bonus, and certain qualified plans, including a Defined Contribution Pension Plan, a Profit Sharing and Thrift Plan, and a Supplemental Executive Retirement Plan. Certain of the executive officers (i.e., Messrs. Korell, Hansen, and Bartruff) are provided a non-qualified deferred compensation plan designed to enhance long term commitment to the Company.

   Salaries for the 1995 year were set in December 1994 and cash bonuses were awarded to the executive officers in December 1995. The Company's total cash compensation to its executive officers, i.e., the total of the salary plus cash
                                        ----

bonus was based both on objective and subjective performance criteria.
Objective factors reviewed by the Compensation Committee included a comparison of the Company's growth and profits over the last three years as compared to peer group and industry standards. Significant consideration was also given to the increase in the Company's stock price during the time period of 1987 through 1995. The foregoing objective factors are not included in a mathematical formula; rather, such factors are considered by the Compensation Committee together with subjective performance criteria in arriving at a recommended total cash compensation package for each officer. Subjective performance criteria encompass evaluation of each officer's initiative and contribution to overall corporate performance, the officer's managerial ability, and the officer's performance in any special projects that the officer may have undertaken.

                                       7
Although the Board in 1986 directed the President to investigate and recommend to the Board an incentive plan for key employees of the Company and its subsidiaries which would be either a stock bonus plan or a stock option plan, the Committee does not believe that such an incentive plan is necessary for the Company's chief executive officer. The Committee believes that James Stuart, Jr.'s significant ownership in the Company provides sufficient incentive. In 1993, the Company did adopt deferred compensation plans for Messrs. Korell, Hansen, and Bartruff, which plans will provide benefits to these officers if they continue to work for the Company for ten years or more.

   The only component of compensation of the executive officers, including Mr. Stuart, Jr., that is specifically and mathematically tied to objective performance criteria is the Company's contribution to the Profit Sharing and Thrift Plan. All salaried employees of the Company and its subsidiaries who have completed at least six months of service and who agree to contribute a percentage of their compensation to the Plan are participants in the Plan. Employees may elect to contribute up to 12% of salary. The Company's contribution is based on a percentage of the employee's contribution, depending upon the Company's profitability as a percentage of budgeted profitability.

JAMES STUART, SR.            RICHARD C. SCHMOKER          SCOTT STUART



Stock Price Performance Graph
-----------------------------


   The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically

                                       8
incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

   The graph below compares cumulative total return of the Company, the SNL Midwestern Bank Index, All NASDAQ US Stocks, and the SNL Bank Index.

In lieu of the graph, the following table represents the values shown on the graph, assuming $100 was invested on 12/31/90 for First Commerce and the three indexs noted above:

                                               As of December 31,
                                               ------------------

                               1990     1991     1992   1993    1994    1995
                               ----     ----     ----   ----    ----    ----

   First Commerce              100      127      251     288    310     381

   SNL Midwestern Bank Index   100      174      224     234    226     334

   All NASDAQ US Stocks        100      161      187     215    210     296

   SNL Bank Index              100      163      223     244    239     373




Certain Transactions
--------------------
   During the course of the year, the Company's subsidiaries had, and intend to continue to have, banking transactions in the ordinary course of their business with their directors, some of whom are also directors of the Company and their associates. Such transactions, including loans, checking and savings accounts, were made in the ordinary course of business, were made on comparable credit terms, with similar interest rates and collateral as those prevailing at the time for other customers of the banks, and did not involve more than the normal risk of collectibility or present other unfavorable features.

Stock Option or Bonus Plan
--------------------------
   In February of 1986, the Company's Board of Directors reserved shares of the Company's authorized but unissued stock for issuance pursuant to a stock option or bonus plan when and if adopted. In February of 1995, the Company's Board of Directors decided that such an incentive plan would not be adopted. Thus, the shares previously reserved have been released.

Director Compensation
---------------------
   Directors who are not employees of the Company or one of its subsidiaries received fees of $250.00 per month and $100 for each Audit Committee meeting attended in 1995. In January of 1996, Directors were paid a bonus of $1,500.00.

                              INDEPENDENT AUDITORS

   Deloitte & Touche, certified public accountants, served as auditors for the year 1995. It is anticipated that representatives of the firm will be present at the Annual Shareholders Meeting and will be provided the opportunity to make
                                       10
a statement, if they so desire, and it is expected that such representatives will be available to answer appropriate questions presented by any shareholder.

                                 OTHER MATTERS

   The Board of Directors knows of no other matters to be brought before this Annual Meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his judgment on such matters, discretionary authority to so do being included in each proxy.

                       PROPOSALS FOR 1997 ANNUAL MEETING

   Although the date for the Annual Stockholders meeting to be held in 1997 has not been set, the rules adopted by the Securities and Exchange Commission require that this statement disclose the date by which shareholders proposals must be received by the Company in order to be included in next year's Proxy Statement. According to those rules, a shareholder's proposal should be received by the Company at its office in the NBC Center, Lincoln, Nebraska, on or before November 16, 1996.

By Order of the Board of Directors


James Stuart, Jr.
Chairman and Chief Executive Officer



Lincoln, Nebraska
March 15, 1996

                             EXHIBIT A{PRIVATE }
                             ---------


                  Shares of First Commerce Bancshares, Inc.,
                          owned by the Stuart Family
                              February 29, 1996

                                  Class A Common Stock                 Class B Common Stock
                                -----------------------              ----------------------


                              Number of           Percent of          Number of           Percent of
Registered Owner              Shares (1)          Class (2)           Shares (1)           Class (2)
----------------              ----------          ---------           ----------          ----------


James Stuart                      1                 *              17,704                    *
Helen Catherine Stuart          ---               ---               1,601                    *

Catherine Stuart Schmoker       ---               ---              14,552                    *
Richard C.Schmoker and
   Catherine S. Hunnewell,
   Trustees for Catherine S.
   Hunnewell                    ---               ---                 867                    *
Richard C. Schmoker and
   William C. Schmoker,
   Trustees for William C.
   Schmoker                     ---               ---                 867                    *
Richard C. Schmoker and
   Lisa Stuart Schmoker Hesdorffer,
   Trustees for Lisa Stuart
   Schmoker Hesdorffer          ---               ---                 863                    *
James Stuart, Jr.               ---               ---              42,642                    *
James Stuart III                ---               ---                 867                    *
James Stuart, Jr.,
   Custodian for
   Robert David Stuart           98                 *                 392                    *
James Stuart, Jr.,
   Custodian for
   Carolyn Jean Stuart           98                 *                 392                    *
James Stuart III and
   Susan S. Seiler,
   Trustees for Susan
   S. Seiler                    ---               ---                 867                    *
James Stuart III,
   Custodian for
   Megan Marie Stuart            99                 *                 396                    *
James Stuart III,
   Custodian for
   James Stuart IV              ---               ---                 500                    *
Scott Stuart                    595                 *              19,758 (4)                *
The Stuart Family
   Partnership            1,553,166 (3)            59.6%        6,180,404 (3)               56.3%
                          ---------                -----        ---------                   -----

          TOTAL           1,557,796                59.8%        6,282,672                   57.3%
                          ---------                ----         ---------                   ----

[FN]
 *   Less than one percent.

[FN]
(1) All shares are held by registered owner with sole investment and voting power unless otherwise noted.

(2) Based upon 2,606,336 shares of Class A Common Stock and the 10,963,348 shares of Class B Common Stock issued and outstanding.

(3) James Stuart, Helen Catherine Stuart, The Catherine Stuart Schmoker Family Partnership, The James Stuart, Jr. Family Partnership and The Scott Stuart Family Partnership share in the investment and/or voting power with respect to these shares by virtue of being partners in The Stuart Family Partnership. Catherine Stuart Schmoker and Richard C. Schmoker individually and Richard C. Schmoker, Catherine S. Hunnewell, James Stuart III, William C. Schmoker and Lisa Stuart Schmoker Hesdorffer as Trustees, share in the investment and/or voting power as to these shares by virtue of being partners in The Catherine Stuart Schmoker Family Partnership. James Stuart, Jr., individually and as custodian, Susan S. Stuart, individually, James Stuart III, individually and as Trustee and James Stuart, Jr., Susan
     S. Seiler and Lee Rankin Stuart as Trustees, share in the investment and/or voting power with respect to these shares by virtue of being partners in The James Stuart, Jr. Family Partnership. Scott Stuart individually and as Trustee, and Scott Stuart, Jr., and Mark Hayes Stuart as Trustees share in the investment and/or voting power with respect to these shares by virtue of being partners in The Scott Stuart Family Partnership.

(4) Includes 3,995 shares of Class B Common Stock held by 401(k) Plan of Stuart Management Co. for the account of Mr. Scott Stuart.

APPENDIX A:  FORM OF PROXY CARD

                                 PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                     FIRST COMMERCE BANCSHARES, INC.

            The undersigned hereby appoints John C. Osborne and Richard Schmoker proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of Class A Common Stock of First Commerce BANCSHARES, Inc. held of record by the undersigned on February 29, 1996 with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held April 16, 1996 or any adjournment thereof.

   (Continued, and to be marked, dated and signed, on the other side)





                         FOLD AND DETACH HERE









                               ANNUAL MEETING
                                     OF
                      FIRST COMMERCE BANCSHARES, INC.
                                SHAREHOLDERS


                          TUESDAY, APRIL 16, 1996
                                 4:00 P.M.
                          COUNTRY CLUB OF LINCOLN
                              3200 SOUTH 24TH
                             LINCOLN, NEBRASKA

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE CLASS
II DIRECTORS NAMED IN THE PROXY STATEMENT. Please mark
                                           your votes as                               X
                                           indicated in
                                           this example


ELECTION OF CLASS II DIRECTORS      NOMINEES:David T. Calhoun, John C. Osborne,
Scott Stuart
                                    (for a term to expire at the annual meeting held in 1999)

FOR all nominees         WITHHOLD
listed to the right      AUTHORITY
(except as               to vote for all     (INSTRUCTION:  To withhold authority to vote for any individual nominee,
marked to the            nominees listed     write that nominee's name in the space provided below.)
contrary)                to the right
                                             _________________________________________________________

                             Please sign exactly as name appears hereon.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

                             PLEASE SIGN, DATE, AND RETURN THE PROXY CARD
                             PROMPTLY USING THE ENCLOSED ENVELOPE.




SIGNATURE(S)------------------------- SIGNATURES(S)  ------------------- DATE-------,1996                                      ,




                              FOLD AND DETACH HERE







            The Company offers a dividend reinvestment plan as a convenient method of investing the cash dividends being paid to you by the Company. All dividends will be reinvested in Class B non-voting stock. By signing up for the dividend reinvestment plan, you will be eligible to make optional cash contributions, between $25 and $500 per month, to purchase additional Class B non-voting stock. For more information on enrolling, and to receive a copy of the plan, contact the plan administrator at the following address:

            Attn:       Dividend Reinvestment Plan Administration
                        Mellon Bank, N.A.
                        P.O. Box 750
                        Pittsburgh, PA  15230
